UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 HAOMANUT STREET, 2nd FLOOR
POLEG INDUSTRIAL ZONE, NETANYA, ISRAEL 4250445
 (Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On September 1, 2016, magicJack VocalTec Ltd. (the “Company”) issued a press release confirming that David L. Kanen and Kanen Wealth Management LLC (collectively, “Kanen”) had delivered notices to the Company of their intention to nominate seven director candidates for election to the Company’s board of directors (the “Board”) at the Company’s 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”). The Company also announced that it would postpone the 2016 Annual Meeting, previously scheduled for October 7, 2016, pending the Board’s diligent review of Kanen’s notices and proposed director nominees, with a new 2016 Annual Meeting date to be scheduled by the Board as soon as practicable. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01          Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number          Description

99.1                              Press Release dated September 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jose Gordo
Name:	Jose Gordo
Title:	Chief Financial Officer

Date: September 1, 2016

EXHIBIT INDEX

Exhibit Number          Description

99.1                              Press Release dated September 1, 2016